Scudder Variable Series II
Scudder Small Cap Value Portfolio

Supplement to Prospectus
Dated May 1, 2001

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Zurich Scudder Investments, Inc. ("ZSI"), the investment advisor of Scudder
Small Cap Value Portfolio (the "Portfolio"), a series of Scudder Variable Series II ("SVS II"), proposed, and the Board of Trustees of SVS II unanimously approved, a sub-advisory agreement between ZSI and Dreman Value Management, L.L.C. ("DVM") for the Portfolio. Implementation of the subadvisory agreement is subject to shareholder approval. If shareholders approve the agreement, the portfolio will change its investment strategy from a quantitative approach to a qualitative low P/E approach and will change its name to SVS Dreman Small Cap Value Portfolio. Portfolio fees and expenses will not change as a result of the proposal; sub-advisory fees will be paid to DVM by ZSI, not by the Portfolio. Shareholders will be asked to approve the proposed sub-advisory agreement at a meeting scheduled to be held on or about January 17, 2002, and will receive a proxy statement that will contain additional information about DVM and the proposed sub-advisory agreement.









October 1, 2001